UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2018

MannKind Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50865	13-3607736
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

30930 Russell Ranch Road, Suite 301 Westlake Village, California		91362
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 661-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Facility Agreement with Deerfield

Pursuant to a prior amendment to the Facility Agreement, dated July 1, 2013 (as amended, the “Facility Agreement”), between MannKind Corporation (the “Company”), MannKind LLC, the Company’s wholly owned subsidiary, and Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P. (collectively, “Deerfield”), the Company’s obligation to repay $10,000,000 in principal amount of its outstanding 9.75% Senior Convertible Notes due 2019 (the “Tranche 4 Notes”) was deferred until January 15, 2018 and the notes were amended to allow conversion into shares of the Company’s common stock at Deerfield’s election and subject to the terms of the amendment. Through January 15, 2018, a total of $5,592,749.50 in principal amount of the Tranche 4 Notes were converted into common stock pursuant to the amendment and $4,407,250.50 remained payable on January 15, 2018. On January 18, 2018, the Company and MannKind LLC entered into an Exchange and Sixth Amendment to Facility Agreement (the “Sixth Deerfield Amendment”) with Deerfield, pursuant to which, among other things, the Company agreed to issue to Deerfield an aggregate of 1,267,972 shares of its common stock, par value $0.01 per share (the “Exchange Shares”), in exchange for $3,157,251 of the Tranche 4 Notes. In addition, the payment date for the remaining $1,250,000 in remaining principal amount of the Tranche 4 Notes (the “Remaining Payment”) that was previously due to be repaid on January 15, 2018 was extended to May 6, 2018.

The Company and Deerfield also amended the outstanding Tranche 4 Notes, the Amended and Restated 9.75% Senior Secured Convertible Note due 2019 under the Facility Agreement (the “A&R Notes”) and the 8.75% Senior Secured Convertible Note due 2019 under the Facility Agreement (the “Tranche B Notes”, together with the Tranche 4 Notes and the A&R Notes, the “Deerfield Notes”) to provide that Deerfield may, subject to the terms of the Sixth Deerfield Amendment, convert principal amounts of the Deerfield Notes from time to time into an aggregate of up to 10,000,000 shares of the Company’s common stock (excluding the Exchange Shares). The conversion price will be the greater of (i) the average of the volume weighted average price per share of the Company’s common stock for the three trading day period immediately preceding the date of any election by Deerfield to convert principal amounts of the Deerfield Notes and (ii) $2.75 per share, subject to adjustment under certain circumstances described in the Deerfield Notes. Any conversions of principal by Deerfield under the Deerfield Notes will be applied first to reduce the Remaining Payment, and thereafter to reduce other principal payments due under the Deerfield Notes.

In connection with the Sixth Deerfield Amendment, the Company also entered into a Second Amendment to Escrow Agreement, dated January 18, 2018, with Deerfield and US Bank, pursuant to which the parties extended the period of the escrow established thereunder to May 6, 2018, corresponding to the extended payment date under the Facility Agreement.

Previously, the Company and Deerfield entered into a Fifth Amendment to Facility Agreement (the “Fifth Deerfield Amendment”) to extend a payment date for the Tranche 4 Notes from January 15, 2018 (previously deferred from October 31, 2017) to January 19, 2018, and a First Amendment to Escrow Agreement, with U.S. Bank National Association to extend the period of the escrow established thereunder from January 15, 2018 to January 19, 2018.

The foregoing description of the amendments to the Facility Agreement and the Deerfield Notes does not purport to be complete and is qualified in its entirety by reference to the Fifth Deerfield Amendment and the Sixth Deerfield Amendment, copies of which are attached as Exhibits 99.1 and 99.2 to this report, respectively; the Facility Agreement, a copy of which is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 1, 2013; the First Amendment to Facility Agreement and Registration Rights Agreement, dated as of February 28, 2014, a copy of which is attached as Exhibit 10.39 to the Company’s Annual Report on Form 10-K filed with the SEC on March 3, 2014; the Second Amendment to Facility Agreement and Registration Rights Agreement, dated as of August 11, 2014, a copy of which is attached as Exhibit 4.14 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 10, 2014; the Exchange and Third Amendment to Facility Agreement, dated as of June 29, 2017, a copy of which is attached as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 29, 2017; and the Fourth Amendment to Facility Agreement, dated as of October 23, 2017, a copy of which is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 23, 2017.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this report is incorporated by reference into this Item 3.02. The

Company offered the Exchange Shares in reliance on the exemption from registration provided by Sections 3(a)(9) and 4(a)(2) of the Securities Act of 1933, as amended, and expects to rely on such exemptions for any issuance of shares of its common stock upon conversion of Deerfield Notes pursuant to the Sixth Deerfield Amendment.

This report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Forward-Looking Statements

This report contains forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995, including statements regarding the completion and timing of the transactions contemplated by the Sixth Deerfield Amendment. Words such as “believes”, “anticipates”, “plans”, “expects”, “intends”, “will”, “goal”, “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations based on information currently known to the Company, and involve known and unknown risks and uncertainties, which include, without limitation, risks associated with the satisfaction of closing conditions under the Sixth Deerfield Amendment, the fact that the Company does not control whether any portion of the amended Deerfield Notes will be converted to common stock, and other risks detailed in the Company’s filings with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2017. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Fifth Amendment to Facility Agreement, dated January 15, 2018

99.2	Sixth Amendment to Facility Agreement, dated January 18, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2018	MANNKIND CORPORATION

	By:	/s/ David Thomson, Ph.D., J.D.
David Thomson, Ph.D., J.D.
Corporate Vice President, General Counsel and Secretary